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                                                                   EXHIBIT. 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No.333-84319) and in the Registration Statements on Form S-8 (No. 333-21747, No. 333-21749, No. 333-38612, No. 333-38614, No. 333-45694,
No. 333-45698, No. 333-77669, No. 333-77671, No. 333-78837 and No. 333-78891) of
The Right Start, Inc. of our report dated March 12, 1999 relating to the financial statements for the year ended January 30, 1999, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Los Angeles, California
April 26, 2001